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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion of our reports dated February 23, 2001 included in Intelispan, Inc.'s Annual Report on Form 10-KSB for the year ending December 31, 2000 as well as the incorporation by reference of such reports into the Company's previously filed Registration Statement File No. 333-47272 and 333-47276.


/s/ Arthur Andersen LLP


Atlanta, Georgia
April 2, 2001